Exhibit 23.2

                   CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the registration statement on Form S-8 of Tultex Corporation of our reports, dated March 19, 1992, on our audits of the consolidated financial statements and consolidated financial statement schedules of Universal Industries, Inc.

                                         (signature of Coopers & Lybrand)
                                         COOPERS & LYBRAND

Boston, Massachusetts
February 10, 1994